                                                                         EX 10.2

             FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT

      THIS FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT ("AMENDMENT") is entered into as of the 9th day of September 2004 by and among LASALLE BANK NATIONAL ASSOCIATION ("LBNA"), as Administrative Agent and as a Lender, SOUTHWEST BANK OF ST. LOUIS ("SWB"), as a Lender, NATIONAL CITY BANK OF MICHIGAN/ILLINOIS ("NCB"), as a Lender, FIFTH THIRD BANK (SOUTHERN INDIANA) ("FTB"), as a Lender, and MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC. ("MLBF"), as a Lender (collectively LBNA, SWB, NCB, FTB, and MLBF are referred to herein as "Lenders") and TALX CORPORATION, a Missouri corporation ("BORROWER"); and consented to by TALX UCM SERVICES, INC., a Missouri corporation ("TUS"), TALX EMPLOYER SERVICES, LLC, a Missouri limited liability company ("TES"), and TALX FASTIME SERVICES, INC., a Texas Corporation, f/k/a Ti 3, Inc. ("TFTS") (collectively TUS, TES, and TFTS are referred to herein as "GUARANTORS").

                               W I T N E S S E T H

      WHEREAS, Lenders have extended an Aggregate Revolving Loan Commitment in the face principal amount of $15,000,000.00 ("REVOLVING LOAN"), an Aggregate Term Loan A Commitment in the face principal amount of $58,000,000.00 ("TERM LOAN A"), and an Aggregate Term Loan B Commitment in the face principal amount of $10,000,000.00 ("TERM LOAN B") (the Revolving Loan, Term Loan A, and Term Loan B are collectively referred to herein as the "LOAN") to Borrower pursuant to that certain Amended and Restated Loan Agreement dated as of March 31, 2004 by and among Administrative Agent, Lenders and Borrower ("AMENDED AND RESTATED LOAN AGREEMENT");

      WHEREAS, the Loan is evidenced by a series of Term Notes for Term Loan A and Term Loan B executed by Borrower and dated March 31, 2004 (collectively the "TERM NOTES"); and by a series of Revolving Notes executed by Borrower and dated March 31, 2004 (collectively the "REVOLVING NOTES");

      WHEREAS, the Loan is guaranteed by a Guaranty executed by Ti 3, Inc. (n/k/a TALX FasTime Services, Inc.) and dated March 27, 2002, by a Guaranty executed by James E. Frick, Inc. (n/k/a TALX UCM Services, Inc.) and dated March 27, 2002, and by a Guaranty executed by TES and dated March 31, 2004 (collectively the "GUARANTEES");

      WHEREAS, the Loan is secured by a Security Agreement executed by Borrower and dated March 27, 2002, a Security Agreement executed by Ti 3, Inc. (n/k/a TALX FasTime Services, Inc.) and dated March 27, 2002, a Security Agreement executed by James E. Frick, Inc. (n/k/a TALX UCM Services, Inc.) and dated March 27, 2002, and a Security Agreement executed by TES and dated March 31, 2004 (collectively the "SECURITY AGREEMENTS"); and is further secured by a Stock Pledge of Ti 3 stock in favor of LBNA executed by Borrower and dated March 27, 2002 and a Stock Pledge of TALX UCM Services, Inc. stock in favor of LBNA executed by Borrower and dated March 26, 2003 (collectively the "STOCK PLEDGE AGREEMENTS");

      WHEREAS, the Amended and Restated Loan Agreement, Term Notes, Revolving Notes, Guarantees, Security Agreements, Stock Pledge Agreements, and all agreements, documents, certificates, instruments, reimbursement agreement between Borrower, Guarantors and Lenders and other writings executed from time to time in connection therewith or related hereto are collectively referred to herein as the "LOAN DOCUMENTS";

      WHEREAS, Borrower has notified the Lenders that it intends to enter into a settlement regarding In the Matter of Talx Corporation (D-02448-A) with the Securities Exchange Commission ("SEC") and pay a fine of up to Three Million and 00/100 Dollars ($3,000,000.00) pursuant to such agreement, such settlement being referred to herein as the "SEC SETTLEMENT";

      WHEREAS, Borrower hereby requests Lenders' consent to (i) the SEC Settlement and (ii) certain amendments to the Amended and Restated Loan Agreement as more specifically set forth herein;

      WHEREAS, all capitalized terms used herein, and not otherwise defined herein, have the meaning given to them in the Amended and Restated Loan Agreement.

      NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto do hereby agree as follows:

      1.    AMENDMENTS.

      Upon the satisfaction of the conditions precedent set forth herein, the Amended and Restated Loan Agreement shall be amended as follows:

            a) Glossary. The following definitions shall be added to the Glossary to the Amended and Restated Loan Agreement:

                  "SEC SETTLEMENT - means the settlement agreement between the Securities Exchange Commission ("SEC") and Borrower resulting from the investigation known as In the Matter of TALX Corporation (D-02448-A), including a payment by Borrower of up to Three Million and 00/100 Dollars ($3,000,000.00) pursuant to such settlement."

            b) Distributions. The first sentence of Section 15.10 shall be amended and restated as follows:

                  "Directly or indirectly declare or make, or incur any liability to make, any Distribution to any Person other than Distributions from one Covered Person to another; provided that: (1) the payment of cash dividends in an amount not to exceed six cents per share per calendar quarter, up to a maximum of $3,500,000.00 per fiscal year, and (2) the Repurchases shall be permitted so long as there is no Default hereunder at the time of declaration of such Distribution or Repurchases."

            c) Waiver of Event of Default. Section 17.1.9, titled "Judgments; Attachment; Settlement, Etc." of the Amended and Restated Loan Agreement shall be amended to include the following after the last sentence of Section 17.1.9:

                  "Notwithstanding the foregoing, any order, judgment, or settlement entered into by Borrower to effectuate the SEC Settlement shall not constitute an Event of Default."

            d) EBITDA. The definition of "EBITDA" set forth in section 16.1, "Special Definitions" is replaced in its entirety with the following:

      "EBITDA means, with respect to any fiscal period of Borrower, the consolidated net income of Borrower and each Covered Person for such fiscal period, as determined in accordance with GAAP and reported on the Financial Statements for such period, plus (i) (A) Interest Expense in such period, (B) income tax expense in such period, (C) amortization of good will and depreciation expense taken in such period, (D) any extraordinary loss in such period, and (E) payments or noncash charges in such period in connection with the SEC Settlement of up to Three Million and 00/100 Dollars ($3,000,000.00) minus (ii) (A) any extraordinary gain in such period, and (B) noncash gains in such period in connection with the SEC Settlement. For any period during which a Target Company is acquired, EBITDA shall be calculated on a proforma basis as if such Target Company had been acquired on the first day of such period."

            e) Base Rate Margins and Eurodollar Margins. Sections 4.5 and 5.2 of the Amended and Restated Loan Agreement shall be revised and amended so that as of the date of satisfaction of all of the conditions precedent to the effectiveness of this Amendment as set forth herein, the revised definition of EBITDA set forth herein shall apply to the calculation of the applicable Margin and the Unused Fee Rate.

            f) Compliance Certificate. Schedule II of the Compliance Certificate referenced in Section 14.14.2 of the Loan Agreement and attached thereto as Exhibit 14.14 is amended and replaced with the Schedule II To Compliance Certificate attached hereto as EXHIBIT 14.14.

      2.    CONDITIONS PRECEDENT TO THIS AMENDMENT.

      As a condition precedent to Lenders' consent to amend the Amended and Restated Loan Agreement as described herein and to the effectiveness of this Amendment, the following must have been satisfied:

            a) This Agreement. Borrower, TUS, TES, TFTS and Lenders shall have executed and delivered this Amendment to Administrative Agent's possession.

            b) Representations and Warranties. The Representations and Warranties, as set forth in Section 12 of the Amended and Restated Loan Agreement, shall be true and correct as of the date of this Amendment.

            c) Compliance with Loan Documents. The Borrower and Guarantors shall be in full compliance with all of the terms and conditions of the Loan Documents, and there shall be no Existing Default thereunder, and no Default or Event of Default shall have occurred and be continuing thereunder or shall result after giving effect to this Amendment.

            d) Authorization Documents. The Borrower shall have delivered, or have caused to be delivered, to Administrative Agent, for Borrower and each of the Guarantors certified copies of the resolutions, in form and substance satisfactory to Lenders, duly adopted by the board of directors for the applicable company authorizing the execution, delivery, and performance of this Amendment.

            e) Amendment Fee. Borrower shall have paid to the Administrative Agent, for the account of the Lenders, an amendment fee in the amount of Twenty-Five Thousand and 00/100 Dollars ($25,000.00)

      3.    MISCELLANEOUS.

            a) Loan Documents Continue. Except as specifically amended by this Amendment, all of the terms, provisions, conditions, agreements, covenants, representations, warranties and powers contained in the Loan Documents shall be and remain in full force and effect and the same are hereby ratified and confirmed and are incorporated herein by reference. Reference to this Amendment need not be made in any note, document, letter, certificate, the Amended and Restated Loan Agreement itself, the Loan Documents, the Security Documents, or any communication issued or made pursuant to or with respect to the Amended and Restated Loan Agreement, the Loan Documents or the Security Documents; any reference to the Amended and Restated Loan Agreement being sufficient to refer to the Amended and Restated Loan Agreement as amended hereby. In no manner shall this Amendment impair the Loan Documents or Security Documents, the rights, remedies obligations, liabilities, liens or security interests represented thereby, nor shall any such rights, remedies, obligations, liabilities, liens or security interests be in any manner waived or impaired, diminished or discharged hereby.

            b) Counterparts. This Amendment may be executed by the parties hereto on any number of separate counterparts, and all such counterparts taken together shall constitute one and the same instrument. It shall not be necessary in making proof of this Amendment to produce or account for more than one counterpart signed by the party to be charged.

            c) Consent of Guarantors. Each of the Guarantors acknowledge and consent to the execution of this Amendment by the Borrower and acknowledges that this consent is not required under the terms of the Guaranty and that the execution hereof by the Guarantors shall not be construed to require the Lenders to obtain their acknowledgment to any future amendment, modification or waiver of any term of the Amended and Restated Loan Agreement except as otherwise provided in said Guaranty. Each of the Guarantors hereby agree that the Guaranty shall apply to all indebtedness, obligations and liabilities of the Borrower to the Lenders under the Amended and Restated Loan Agreement, as amended pursuant to this Amendment, and that the Guaranty shall be and remain in full force and effect.

                           (Signature pages are next.)

      IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date first written above.

                                      LASALLE BANK NATIONAL ASSOCIATION,
                                      AS ADMINISTRATIVE AGENT AND A LENDER

                                      By: /s/ Margaret C. Dierkes
                                          ------------------------------------
                                      Print Name: Margaret C. Dierkes
                                                 -----------------------------
                                      Title: Vice President
                                            ----------------------------------

      IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date first written above.

                                      SOUTHWEST BANK OF ST. LOUIS,
                                      AS A LENDER

                                      By: /s/ Robert E. Otto, Jr.
                                          ------------------------------------
                                      Print Name: Robert E. Otto, Jr.
                                                  ----------------------------
                                      Title: Vice President
                                             ---------------------------------

      IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date first written above.

                                      NATIONAL CITY BANK OF MICHIGAN/ILLINOIS,
                                      AS A LENDER

                                      By: /s/ Andrew J. Walshaw
                                          ------------------------------------
                                      Print Name: Andrew J. Walshaw
                                                  ----------------------------
                                      Title: Senior Vice President
                                             ---------------------------------

      IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date first written above.

                                      FIFTH THIRD BANK (SOUTHERN INDIANA),
                                      AS A LENDER

                                      By: /s/ Shawn D. Hagan
                                          ------------------------------------
                                      Print Name: Shawn D. Hagan
                                                  ----------------------------
                                      Title: Vice President
                                             ---------------------------------

      IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date first written above.

                                      MERRILL LYNCH BUSINESS FINANCIAL SERVICES,
                                      INC., AS A LENDER

                                      By: /s/ Phillip J. Salter
                                          ------------------------------------

                                      Print Name: Phillip J. Salter

                                      Title: Vice President

      IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date first written above.

                                      BORROWER:

                                      TALX CORPORATION, A MISSOURI CORPORATION,
                                      AS BORROWER:

                                      By: /s/ L. Keith Graves
                                          ------------------------------------

                                      Print Name: L. Keith Graves

                                      Title: Chief Financial Officer


CONSENTED TO as of the date first written above.

                                      GUARANTORS:

                                      TALX FASTIME SERVICES, INC. A TEXAS
                                      CORPORATION

                                      By: /s/ L. Keith Graves
                                          ------------------------------------

                                      Print Name: L. Keith Graves

                                      Title: Chief Financial Officer

                                      TALX UCM SERVICES, INC., A MISSOURI
                                      CORPORATION

                                      By: /s/ L. Keith Graves
                                          ------------------------------------

                                      Print Name: L. Keith Graves

                                      Title: Chief Financial Officer

                                      TALX EMPLOYER SERVICES, LLC, A MISSOURI
                                      LIMITED LIABILITY COMPANY

                                      By: /s/ L. Keith Graves
                                          ------------------------------------

                                      Print Name: L. Keith Graves

                                      Title: Chief Financial Officer

                                  EXHIBIT 14.14

                      SCHEDULE II TO COMPLIANCE CERTIFICATE

All calculations done in accordance with GAAP on a consolidated basis, in accordance with the provisions of the Amended and Restated Loan Agreement and based on the period ended __________________. Any inconsistencies between the descriptions of the items set forth in this Schedule II and the terms of any of Sections 16.1 through 16.6 shall be resolved in favor of the terms set forth in Sections 16.1 through 16.6. Reference should be made to Sections 16.1 through
16.6 of the Amended and Restated Loan Agreement for more specific instructions regarding the calculation periods and how the components of the financial covenants should be calculated.

I.    EBITDA (for preceding four fiscal quarters) (Section 16.1):

                       (i)     Net Income                                            $_________

                       (ii)    Federal, State and Local Income
                               Tax expense accrued for as a liability                $_________

                       (iii)   Interest Expense                                      $_________

                       (iv)    Amortization of good will and
                               other intangible assets and depreciation
                               expense taken or accrued for in such period,
                               without duplication                                   $_________

                       (v)     Extraordinary losses in such period incurred
                               or accrued for in such period, without
                               duplication                                           $_________

                       (vi)    Payments or noncash charges made pursuant
                               to the SEC Settlement                                 $_________

                       (vii)   Sum of Items (i), (ii), (iii), (iv), (v), and (vi)    $_________

                       (viii)  Extraordinary income/gain in such period
                               incurred or accrued for in such period,
                               without duplication                                   $_________

                       (ix)    Noncash gains in connection with the
                               SEC Settlement                                        $_________

                       (x)     Sum of Items (viii) and (ix)                          $_________

                       (xi)    Items(vii) minus Item(x) -- EBITDA                    $_________

II.   EXCESS CASH FLOW (Section 6.3.3.4)

      A.   Total Indebtedness                                                        $_________

      B.   EBITDA (for preceding four fiscal quarters per Item I (xi))               $_________

      C.   Ratio of Item A to Item B                                                 ______:1.0

      D.   Ratio of Total Indebtedness to EBITDA required
           by Section 6.3.3.4. to avoid Excess Cash Flow Payment             Less than 1.50:1.0

III.  CAPITAL EXPENDITURE (Section 16.2)

      A.    Capital Expenditures in period                                           $_________

      B.    Capital Expenditures permitted in such period
            by Section 16.2                                                          $13,000,000.00

IV.   MINIMUM FIXED CHARGES COVERAGE (Section 16.3)

      A.    EBITDA (for preceding four fiscal quarters per Item 1(xi))               $_________

            Less: (i)   Capital Expenditures                                         $_________

                  (ii)  Federal, State and Local Income tax paid                     $_________

      B.    Subtotal (EBITDA minus (i) and (ii))                                     $_________

      C.    Fixed Charges (for preceding four fiscal quarters (Section 16.1):

                        1.    Interest Expense                                       $_________

                        2.    Sum of all scheduled principal payments on long
                              term Indebtedness of Borrower (including the Term
                              Loan)                                                  $_________

                        3.    Management fees or other fees paid by the Borrower     $_________

                        4.    Distributions                                          $_________

                        5.    Less: Repurchases financed under the Revolving
                              Loan Commitment to the extent not exceeding
                              $5,000,000                                             $_________

                        6.    FIXED CHARGES (Sum of items 1 through 4 minus item
                              5)                                                     $_________

      D.    Ratio of Item B to Item C.6.                                             ______:1.0

      E.    Minimum Ratio required by Section 16.3 for such period          X:1.0, where X =___
            (refer to Section 16.3 for value of X)

V.    TOTAL INDEBTEDNESS TO EBITDA (Section 16.4)

      A.    Total Indebtedness                                                       $_________

      B.    EBITDA (for preceding four fiscal quarters per Item I (xi))              $_________

      C.    Ratio of Item A to Item B                                                ______:1.0

      D.    Maximum Ratio of Total Indebtedness to to EBITDA permitted by
            Section 16.4 (refer to Section 16.4 for value of Y)             Y:1.0, where Y =___

VI.   MINIMUM NET WORTH (Section 16.5)

      A.    Actual Net Worth                                                         $_________

      B.    Minimum Net Worth Required by Section 16.5: $120,000,000 plus an aggregate amount equal to 50% of quarterly Net Income after the
            Effective Date (but only if a positive number, and with no reduction for losses), plus 100% of net cash proceeds from the issuance of
            equity securities after the Effective Date.                              $_________

VII.  MINIMUM EBITDA (Section 16.6)

      A.    EBITDA (for preceding four fiscal quarters per Item 1(xi))               $_________

      B.    Minimum EBITDA required by Section 16.6                         where Z = _________
            (refer to Section 16.6 for value of Z)